Exhibit 10.1

AMENDMENT TO LETTER AGREEMENT

This Amendment to Letter Agreement (this “Amendment”) is entered into as of October 7, 2026, by and among Beneficient Financing, L.L.C. (“Borrower”), Beneficient (“Ben Nevada”), and HH-BDH LLC (“Lender”), and amends that certain letter agreement dated March 10, 2026, by and among Borrower, Ben Nevada, and Lender (the “Letter Agreement”). Capitalized terms used but not defined herein shall have the meanings given in the Letter Agreement.

1. Extension of Payment Deadline. The deadline for Borrower to pay Lender the $1,000,000 Cash Payment pursuant to Section 1(a)(ii) of the Letter Agreement is hereby extended to March 31, 2027.

2. Effect of Amendment. Except as expressly amended hereby, the Letter Agreement remains unchanged and in full force and effect. Sections 7(b), 7(c), and 7(d) of the Letter Agreement are incorporated herein by reference, mutatis mutandis.

[signature page follows]

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first written above.

BORROWER:

Beneficient Financing, L.L.C.

By:	/s/ David Rost
Name:	David Rost
Title:	Authorized Signatory

BEN NEVADA:

Beneficient

By:	/s/ David Rost
Name:	David Rost
Title:	Authorized Signatory

LENDER:

HH-BDH LLC

By:	/s/ Mack Hicks
Name:	Mack Hicks
Title:	Authorized Signatory